Exhibit 10.7

Guarantor Assumption Deed Poll

Deed Poll

Additional Guarantor	Each entity listed in the Schedule

Common terms deed poll (Common Terms Deed Poll) dated 10 April 2012 (as amended from time to time) given by Foxtel Management Pty Limited (Foxtel) and each other party listed in Schedule 1 to that document.

BY THIS DEED POLL each Additional Guarantor listed in the Schedule, for the benefit of the Consenting Finance Parties referred to in the Deed of Amendment (Common Terms Deed Poll) dated on or about the date of this deed poll given by Foxtel and each person named in Schedule 1 thereto (the Deed of Amendment):

(a)	irrevocably agrees that from the time immediately after the Effective Date (as defined in the Deed of Amendment) (the Effective Time) it is a Guarantor under the Common Terms Deed Poll;

(b)	irrevocably agrees to comply with and be bound by all current and future obligations of a Guarantor and a Transaction Party under the Common Terms Deed Poll and any other Finance Document;

(c)	gives, as at the Effective Time, all representations and warranties on the part of a Guarantor or a Transaction Party contained in the Common Terms Deed Poll;

(d)

acknowledges having received a copy of and approved the Common Terms Deed Poll together with all other Finance Documents and other documents and information it requires in connection with the Common Terms Deed Poll before signing this deed poll; and

(e)	acknowledges receiving valuable consideration for signing this deed poll.

Clauses 1 (Definitions and Interpretation) and 15.2 (Governing law and jurisdiction) of the Common Terms Deed Poll described above apply to this deed poll as if they were fully set out in this deed poll.

For the purposes of the Finance Documents, the address for correspondence of each Additional Guarantor is the address set out in the Schedule.

This deed poll is governed by the laws of New South Wales.

CDLS 506968711v3 205151388 13.11.2019	page 1

DATED         15 November 2019

EXECUTED and delivered as a deed poll

Each attorney executing this deed poll states that he or she has no notice of revocation or suspension of his or her power of attorney.

Signed Sealed and Delivered for NXE Australia Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Fox Sports Australia Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Binni Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

SIGNATURE PAGE	page 2

Signed Sealed and Delivered for Fox Sports Venues Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature

PATRICK DELANY
Print Name	Print Name

Signed Sealed and Delivered for Sport by Numbers Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

Signed Sealed and Delivered for Fox Sports Streamco Pty Limited by its attorney under power of attorney in the presence of:

/s/ Lynette Ireland	/s/ Patrick Delany
Witness Signature	Attorney Signature

Print Name	Print Name

SIGNATURE PAGE	page 3

  Schedule

  Additional Guarantors

NXE Australia Pty Limited	ACN 625 190 990	Address:	5 Thomas Holt Drive,
North Ryde NSW 2113

		Attention:	Chief Operating Officer

		Facsimile:	(02) 9813 7606

Fox Sports Australia Pty Limited	ACN 065 445 418	Address:	Level 5, 2 Holt Street
Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Binni Pty Limited	ACN 004 092 648	Address:	Level 5, 2 Holt Street
Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Fox Sports Venues Pty	ACN 110 803 944	Address:	Level 5, 2 Holt Street
Limited			Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Sport by Numbers Pty	ACN 065 420 046	Address:	Level 5, 2 Holt Street
Limited			Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

Fox Sports Streamco Pty	ACN 616 999 243	Address:	Level 5, 2 Holt Street
Limited			Surry Hills NSW 2010

		Attention:	Company Secretary

		Facsimile:	(02) 9288 3275

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